Exhibit 99.1
COMMUNITY HEALTH SYSTEMS, INC. TO FILE SHELF REGISTRATION
STATEMENT AND AMENDED DOCUMENTS WITH THE SECURITIES AND
EXCHANGE COMMISSION
FRANKLIN, Tenn. (December 22, 2008) — Community Health Systems, Inc. (NYSE: CYH) will file an universal automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission (SEC) that will permit the Company, from time to time, in one or more public offerings, to offer debt securities, common stock, preferred stock, warrants, depositary shares, or any combination of such securities. The shelf registration statement will also permit the Company’s subsidiary, CHS/Community Health Systems, Inc., to offer debt securities from time to time in one or more public offerings. The terms of any such future offerings would be established at the time of the offering.
     In addition, the Company will also file with the SEC an Amendment No. 2 to its 2007 Form 10-K and an Amendment No. 1 to its first quarter 2008 Form 10-Q. The 2007 10-K and first quarter 2008 Form 10-Q will be amended to conform the financial statements in each of these filings to reflect the revisions previously made in the Company’s quarterly filings on Form 10-Q for the quarterly periods ended June 30, 2008 and September 30, 2008. The Amendment No. 2 to the 2007 Form 10-K and Amendment No. 1 to the first quarter 2008 Form 10-Q will be incorporated by reference into the shelf registration statement being filed today. Absent today’s shelf registration statement filing under the Securities Act of 1933, the revisions would have been deemed immaterial and would not otherwise have required amendments to the original 2007 Form 10-K or the original first quarter 2008 Form 10-Q. Alternatively, these changes would have been reflected in the 2008 10-K and first quarter 2009 Form 10-Q filings.
     Other than as specified above, the Amendment No. 2 on Form 10-K/A and the Amendment No. 1 on Form 10-Q/A, do not modify, update or affect any other disclosures or financial statements set forth in the original Form 10-K or original Form 10-Q. Furthermore, neither the Amendment No. 2 on Form 10-K/A nor the Amendment No. 1 on Form 10-Q/A purports to provide a general update or discussion of any developments of the Company subsequent to the original filings.
     On April 4, 2008, the Company filed Amendment No. 1 to its 2007 Form 10-K to amend the Exhibit List set forth in Part IV, Item 15.
     Located in the Nashville, Tennessee, suburb of Franklin, Community Health Systems, Inc. is the largest publicly-traded hospital company in the United States and a leading operator of general acute care hospitals in non-urban and mid-size markets throughout the country. Through its subsidiaries, the Company currently owns, leases or operates approximately 118 hospitals in 29 states, with an aggregate of approximately 17,600 licensed beds. Its hospitals offer a broad range of inpatient medical and surgical services, outpatient treatment and skilled nursing care. In addition, through its QHR subsidiary, the Company provides management and consulting services to independent general acute care hospitals located throughout the United States. Shares in Community Health Systems, Inc. are traded on the New York Stock Exchange under the symbol “CYH.”
     Statements contained in this news release are forward-looking statements that involve risks and uncertainties. Actual future events or results may differ materially from these statements. Readers are referred to the documents filed by Community Health Systems, Inc. with the Securities and Exchange Commission, specifically the most recent filings which identify important risk factors
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CYH Files Shelf Registration Statement and Amended Documents with The Securities and Exchange Commission

December 22, 2008
that could cause actual results to differ from those contained in the forward-looking statements, including execution of our growth, acquisition, and business strategies. These and other applicable risks are summarized under the caption “risk factors” in the Company’s Securities and Exchange Commission filings.
CONTACT:
Community Health Systems, Inc.
Investor Contact:
W. Larry Cash, 615-465-7000
Executive Vice President and Chief Financial Officer
or
Media Contact:
Lovell Communications
Rosemary Plorin (Tennessee), 615-297-7766
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